                                                                    EXHIBIT-99.1
ABFC 2004-AHL1                        BANC OF AMERICA SECURITIES  [LOGO OMITTED]

      CLASS A-2
      Pricing Speed   FRM: 23 HEP
                      ARM : 28 CPR
      Run to          Call
      LIBOR           1.09%
      Margin          0.42%

      PAY DATE               PERFORMING BALANCE      INTEREST PAYMENT       PRINCIPAL PAYMENT      TOTAL PAYMENT
            4/25/2004                26,800,000                29,227                       -             29,227
            5/25/2004                26,800,000                33,723                       -             33,723
            6/25/2004                26,800,000                34,847                       -             34,847
            7/25/2004                26,800,000                33,723                       -             33,723
            8/25/2004                26,800,000                34,847                       -             34,847
            9/25/2004                26,800,000                34,847                       -             34,847
           10/25/2004                26,800,000                33,723                       -             33,723
           11/25/2004                26,800,000                34,847                       -             34,847
           12/25/2004                26,800,000                33,723                       -             33,723
            1/25/2005                26,800,000                34,847                       -             34,847
            2/25/2005                26,800,000                34,847                       -             34,847
            3/25/2005                26,800,000                31,475                       -             31,475
            4/25/2005                26,800,000                34,847                       -             34,847
            5/25/2005                26,800,000                33,723                       -             33,723
            6/25/2005                26,800,000                34,847                       -             34,847
            7/25/2005                26,800,000                33,723                       -             33,723
            8/25/2005                26,800,000                34,847                       -             34,847
            9/25/2005                26,800,000                34,847                       -             34,847
           10/25/2005                26,800,000                33,723                       -             33,723
           11/25/2005                26,800,000                34,847                       -             34,847
           12/25/2005                26,800,000                33,723                       -             33,723
            1/25/2006                26,800,000                34,847                       -             34,847
            2/25/2006                26,800,000                34,847                       -             34,847
            3/25/2006                26,800,000                31,475                       -             31,475
            4/25/2006                26,800,000                34,847                       -             34,847
            5/25/2006                26,800,000                33,723                       -             33,723
            6/25/2006                26,800,000                34,847                       -             34,847
            7/25/2006                26,800,000                33,723                       -             33,723
            8/25/2006                26,800,000                34,847                       -             34,847
            9/25/2006                26,800,000                34,847                       -             34,847
           10/25/2006                26,800,000                33,723                       -             33,723
           11/25/2006                26,800,000                34,847                       -             34,847
           12/25/2006                26,800,000                33,723                       -             33,723
            1/25/2007                26,800,000                34,847                       -             34,847
            2/25/2007                26,800,000                34,847                       -             34,847
            3/25/2007                26,800,000                31,475                       -             31,475
            4/25/2007                26,800,000                34,847                       -             34,847
            5/25/2007                26,800,000                33,723                       -             33,723
            6/25/2007                26,800,000                34,847                       -             34,847
            7/25/2007                26,800,000                33,723                       -             33,723
            8/25/2007                26,800,000                34,847                       -             34,847
            9/25/2007                26,800,000                34,847                       -             34,847
           10/25/2007                26,800,000                33,723                       -             33,723
           11/25/2007                26,800,000                34,847                       -             34,847
           12/25/2007                26,800,000                33,723                       -             33,723
            1/25/2008                26,800,000                34,847                       -             34,847
            2/25/2008                26,800,000                34,847                       -             34,847
            3/25/2008                26,800,000                32,599                       -             32,599
            4/25/2008                26,800,000                34,847                       -             34,847
            5/25/2008                26,800,000                33,723                       -             33,723
            6/25/2008                26,800,000                34,847                       -             34,847
            7/25/2008                26,800,000                33,723                       -             33,723
            8/25/2008                26,800,000                34,847                       -             34,847
            9/25/2008                26,800,000                34,847                 287,736            322,583
           10/25/2008                26,512,264                33,361                 715,351            748,712
           11/25/2008                25,796,913                33,543                 696,203            729,746
           12/25/2008                25,100,710                31,585                 677,565            709,150
            1/25/2009                24,423,145                31,757                 659,375            691,132
            2/25/2009                23,763,770                30,900                 641,672            672,572
            3/25/2009                23,122,098                27,156                 624,444            651,599
            4/25/2009                22,497,654                29,253                 607,677            636,930
            5/25/2009                21,889,978                27,545                 591,359            618,904
            6/25/2009                21,298,619                27,694                 575,478            603,172
            7/25/2009                20,723,141                26,077                 560,023            586,099
            8/25/2009                20,163,119                26,218                 544,981            571,199
            9/25/2009                19,618,137                25,509                 530,343            555,852
           10/25/2009                19,087,794                24,019                 516,097            540,116
           11/25/2009                18,571,697                24,148                 502,233            526,381
           12/25/2009                18,069,464                22,737                 488,740            511,477
            1/25/2010                17,580,724                22,860                 475,608            498,468
            2/25/2010                17,105,116                22,241                 462,829            485,070
            3/25/2010                16,642,287                19,545                 450,392            469,937
            4/25/2010                16,191,895                21,054                 438,288            459,342
            5/25/2010                15,753,607                19,823                 426,508            446,332
            6/25/2010                15,327,099                19,929                 415,044            434,974
            7/25/2010                14,912,054                18,764                 403,888            422,652
            8/25/2010                14,508,167                18,865                 393,030            411,895
            9/25/2010                14,115,137                18,354                 382,463            400,817
           10/25/2010                13,732,674                17,280                 372,180            389,460
           11/25/2010                13,360,494                17,372                 362,172            379,544
           12/25/2010                12,998,322                16,356                 352,432            368,788
            1/25/2011                12,645,891                16,443                 342,953            359,396
            2/25/2011                12,302,938                15,997                 333,728            349,725
            3/25/2011                11,969,210                14,057                 324,751            338,808
            4/25/2011                11,644,459                15,141              11,644,459         11,659,600

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